                                             STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                                      AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Quarterly Report"), of
SCE Funding LLC (the "Company"), and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, to the best of his or her knowledge, that:

1.       The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934
              (15 U.S.C. 78m(a) or 78o(d)); and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              /s/ W. James Scilacci
                                                              ---------------------------------------------------
                                                              W. James Scilacci
                                                              Chief Executive Officer
                                                              SCE Funding LLC

                                                              /s/ Mary C. Simpson
                                                              ---------------------------------------------------
                                                              Mary C. Simpson
                                                              Chief Financial Officer
                                                              SCE Funding LLC

This statement accompanies the Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.